SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                           reported): January 9, 2001


                              Emerson Electric Co.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Missouri
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                                     1-278
                                     -----
                            (Commission File Number)


                                   43-0259330
                                   ----------
                    (I.R.S. Employer Indentification Number)


          8000 West Florissant Avenue, St. Louis, Missouri   63136
          -----------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (314) 553-2000


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Item 9.  Regulation FD Disclosure.
---------------------------------

     The following information is furnished pursuant to Regulation FD.

Upcoming Investor Events

     On Wednesday, January 31, 2001, at approximately 8:30 am EST, Emerson will be holding an investor meeting to discuss expected first quarter sales and earnings results, the Company's overall outlook for fiscal 2001, and general growth and operational initiatives currently underway. Interested parties can view the meeting presentation and hear an audio web cast of the meeting by visiting the Investor Relations area of the corporate web site, www.gotoemerson.com. -------------------

     On Tuesday, February 6, 2001, the day of Emerson's Annual Meeting of Stockholders, Emerson will issue the Company's normal quarterly release. A pre-recorded discussion of the quarterly results will be available in the Investor Relations area of the web site after 11:00 am EST.

     Updates or further details of these times will be posted in the Calender of Events area in the Investor Relations section of the corporate web site as they occur.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMERSON ELECTRIC CO.
                                    (Registrant)

Date:  January 9, 2001              By:   s/H. M. Smith
                                          -----------------------------------
                                          H. M. Smith
                                          Assistant General Counsel and
                                          Assistant Secretary



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